UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 10, 2020

INPHI CORPORATION

(Exact name of registrant as specified in its charter)

001-34942
(Commission File Number)

Delaware	77-0557980
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

2953 Bunker Hill Lane, Suite 300, Santa Clara, California 95054

(Address of principal executive offices, with zip code)

(408) 217-7300
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IPHI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Amendment No. 1

This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Inphi Corporation (the “Company”) under Item 2.01 and Item 9.01 on January 10, 2020. Amendment No. 1 is being filed to include the financial statements and financial information required under Item 9.01.

Item 9.01          Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited condensed consolidated financial statements of eSilicon Corporation (“eSilicon”) as of September 30, 2019 and for the six months ended September 30, 2019 and September 30, 2018, and the notes related thereto are filed as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference.

The audited consolidated financial statements of eSilicon as of March 31, 2019, and the notes related thereto are filed as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.

The consent of BDO USA, LLP, eSilicon’s independent auditor, is attached hereto as Exhibit 23.1.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company and eSilicon for the year ended December 31, 2018 and March 31, 2019, respectively, and as of the nine months ended September 30, 2019, after giving effect to the acquisition of eSilicon and adjustments described in such pro forma financial information, is attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

2.1

Agreement and Plan of Merger dated as of November 10, 2019 by and among Inphi Corporation, Einstein Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Registrant, eSilicon Corporation, a Delaware corporation, and Fortis Advisors LLC, a Delaware limited liability company, solely in its capacity as Securityholders’ Agent (filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on November 12, 2019, and incorporated herein by reference).*

2.2

Amendment No. 1 to Agreement and Plan of Merger dated January 10, 2020 (filed as Exhibit 2.2 to the Registrant’s Current Report on Form 8-K filed on January 13, 2020, and incorporated herein by reference).

23.1	Consent of BDO USA, LLP, Independent Auditor of eSilicon Corporation.

99.1

Unaudited condensed consolidated financial statements of eSilicon Corporation as of September 30, 2019 and for the six months ended September 30, 2019 and September 30, 2018, and the notes related thereto.

99.2	Audited consolidated financial statements of eSilicon Corporation as of March 31, 2019, and the notes related thereto.

99.3

Unaudited pro forma condensed combined financial information of Inphi Corporation and eSilicon Corporation for the year ended December 31, 2018 and March 31, 2019, respectively, and as of the nine months ended September 30, 2019, and the notes related thereto.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

* The Company hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to such agreement to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2020

INPHI CORPORATION

By:	/s/ Richard Ogawa
Richard Ogawa
General Counsel